UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Jonathan Kreider
President and Chief Executive Officer
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: December 31, 2020

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West High Yield Bond Fund
(Institutional Class and Investor Class)
Annual Report
December 31, 2020
On June 5, 2018 the Securities and Exchange Commission (“SEC”) adopted new rule 30e-3 under the Investment Company Act of 1940. Subject to conditions, new rule 30e-3 will provide certain registered investment companies with an optional method to satisfy their obligations to transmit shareholder reports by making such reports and other materials accessible at a website address specified in a notice to investors.
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.greatwestfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can contact (866) 345-5954 or make elections online at www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
The Fund’s sub-adviser is Putnam Investment Management, LLC (“Putnam”)
Fund Performance
For the twelve-month period ended December 31, 2020, the Fund (Investor Class shares) returned 10.79%, relative to a 13.39% return for the Fund’s custom benchmark index, which is a composite index consisting of an 80% weighting to the ICE Bank of America Merrill Lynch U.S. High Yield Index and a 20% weighting to the ICE Bank of America Merrill Lynch All U.S. Convertible Index.
Putnam Commentary
Market highlights: During the first quarter of 2020, the novel coronavirus, which many had never heard of before the calendar turned to 2020, roiled both the financial markets and many lives globally. High yield bonds endured a historic sell-off and only a partial recovery in March as the Covid-19 outbreak quickly morphed into an economic crisis that elicited unprecedented measures from policymakers. High yield bond performance suffered its largest decline in over a year as spreads experienced a meaningful back up. In this environment, BB-rated bonds held up better than single B-rated and CCC-rated bonds, although the sell-off by credit quality was in a somewhat parallel fashion. Primary market activity stalled throughout most of March with only $4.2 billion in supply, bringing total supply for the first quarter to $72.7 billion. High yield funds saw an exodus of outflows during March, which wiped out the inflow activity seen in the first two months of the year. Over the last week of the quarter, markets stabilized on hopes that the fiscal and monetary stimulus would get us through the gap in economic activity.
The second quarter saw a massive reversal in both market sentiment and price levels across asset classes. The snapback was fueled by government stimulus both fiscal and monetary along with hopes of a sharp economic recovery as businesses began to re-open across the country and globe. The multitude of facilities established by the Federal Reserve kicked into gear as asset purchases began across a variety of sectors. Corporate credit, both high grade and high yield rose over 8% and 10%, respectively, mirroring the strength seen across equity markets. New issuance of high yield debt resurfaced in April and remained strong through quarter-end. On the demand side, a resurgence in new issue supply was met by renewed demand.
The third quarter started off as a follow-on to the second quarter with risk assets rallying throughout July and August. September brought a change in sentiment as the market tried to digest the upcoming election, lack of another fiscal package to date, an unclear vision of a Covid-19 vaccine, and rising cases across the globe resulting in discussions about further economic shutdowns both at home and abroad. Despite the September swoon, equities were higher for the quarter and bond spreads were tighter for both investment grade and high yield.
A risk-on market sentiment permeated the fourth quarter amid stimulus and vaccine optimism. Equities were higher for the quarter and bond spreads were notably tighter for both investment grade and high yield. The U.S. high yield default rate (including distressed exchanges) ended the year at 6.76%. Excluding energy, the last twelve-month par-weighted U.S. high yield default rate is more modest, but still above average at 4.46%. Total supply for 2020 reached $449.9 billion versus 2013’s historical peak of $398.5 billion. High yield funds reported their first monthly outflow (-$884 million) in December since

March; however, flows for 2020 remained positive at $44.3 billion. Across asset classes the market ended 2020 with significant optimism for 2021. Investors will remain focused on vaccine rollouts, corporate earnings, and any change in stance from the Federal Reserve to see if that optimism remains justified as we head through 2021.
In this environment, the high yield corporate bond market, as measured by the ICE Bank of America Merrill Lynch U.S. High Yield Index, posted a return of 6.17%, while the U.S. convertible market, as measured by the ICE Bank of America Merrill Lynch All U.S. Convertible Index, posted a return of 46.22%.
Performance: The Fund had a positive total return but underperformed its benchmark index during 2020. On an absolute basis, both the high yield and convertible allocations generated positive performance; the high yield allocation outperformed its benchmark index on a gross basis, while the convertible portion underperformed. At the sector level, top contributors to relative returns included overweight positioning and security selection within technology, along with underweight positioning and security selection within health care and cable & satellite. On the other hand, underweight exposure and security selection within the automotive and food & beverages sectors, plus security selection within industrials detracted from relative returns. At the issuer level, avoidance of Intelsat Investments contributed to relative returns, following their bankruptcy filing in May. Additionally, avoidance of Chesapeake Energy and overweight positioning to DocuSign contributed to relative returns. On the other hand, avoidance of Tesla was the largest detractor from relative returns as the underlying equity continued to surge and made its initial debut in the S&P 500® Index. We elected to not hold Tesla as the convertible bond trades at an extremely high level and the lack of valuation support, in our opinion, is not appropriate in a portfolio emphasizing balanced convertibles. Additionally, underweight exposure to Wayfair and overweight positioning to Nabors Industries detracted from relative returns.
Outlook: As we enter 2021, the outlook for the high yield market is still somewhat impacted by the current global health crisis. That said, we remain constructive on medium-term fundamentals and technicals, which are matched with relatively attractive valuation. Regarding fundamentals, we remain focused on sectors more susceptible to Covid-19, the health of balance sheet and liquidity metrics, as well as downgrade/default risk. The U.S. high yield default rate (including distressed exchanges) ended 2020 at 6.76%; the energy sector continues to dominate defaults. Regarding technicals, 2020 new issuance of $449.9 billion surpassed 2013’s historical peak of $398.5 billion. Additionally, high yield mutual fund inflows totaled $44.3 billion for 2020. From a valuation standpoint, despite spreads rebounding significantly from their March wides and again on the recent vaccine news, spreads still look relatively attractive. High yield may also present an attractive overall yield proposition in the face of much lower global rates. Risks to our moderately constructive outlook include Covid-19, commodity price volatility, policy missteps from global central banks, and/or heightened geopolitical tension.
Our view of the convertible market is positive, though we expect that certain concerns will remain. We expect that there could be a continued rotation from growth companies to more value and cyclical companies. Though growth companies constitute a significant portion of the converts market, many of these companies stand to continue to perform very well in the post-Covid period. Additionally, the constitution of the market has become more balanced, with re-opening names and more value-oriented becoming a larger portion of the market. We believe that U.S. convertibles offer a balanced vehicle for exposure to a variety of growth and value companies with an attractive yield.

The views and opinions in this report were current as of December 31, 2020 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.

25,000
20,000
15,000
10,000
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
12/31/2016
12/31/2017
12/31/2018
12/31/2019
12/31/2020
Fund (Investor Class)
ICE Bank of America Merrill Lynch 80% US High Yield 20% US Convertible Index

Year	Fund (Investor Class)	ICE Bank of America Merrill Lynch 80% US High Yield 20% US Convertible Index
	10,000.00	10,000.00
2011	10,224.00	10,241.92
2012	11,757.60	11,827.69
2013	12,656.52	13,098.55
2014	12,921.21	13,605.98
2015	12,315.08	13,020.82
2016	14,228.85	15,115.44
2017	15,170.80	16,431.08
2018	14,576.10	16,145.42
2019	16,675.06	18,750.98
2020	18,474.30	21,262.47

Note: Performance for the Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2020 (unaudited)
	One Year	Five Year	Ten Year / Since Inception(a)
Institutional Class	11.27%	8.83%	6.23%
Investor Class	10.79%	8.45%	6.33%
(a) Institutional Class inception date was May 1, 2015.
Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Summary of Investments by Ratings as of December 31, 2020 (unaudited)
Rating	Percentage of Fund Investments
A3	0.21%
Baa1	0.65
Baa2	0.48
Baa3	4.33
Ba1	6.93
Ba2	10.48
Ba3	11.86
B1	13.20
B2	10.32
B3	8.83
CCC, CC, C	3.78
Equities	4.77
Not Rated	20.84
Short Term Investments	3.32
Total	100.00%
Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).

Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/20)	(12/31/20)	(07/01/20 – 12/31/20)
Institutional Class
Actual	$1,000.00	$1,126.30	$4.01
Hypothetical (5% return before expenses)	$1,000.00	$1,021.40	$3.81
Investor Class
Actual	$1,000.00	$1,124.30	$5.87
Hypothetical (5% return before expenses)	$1,000.00	$1,019.60	$5.58
* Expenses are equal to the Fund's annualized expense ratio of 0.75% for the Institutional Class shares and 1.10% for the Investor Class shares, multiplied by the average account value over the period, multiplied by 184/366 days to reflect the one-half year period.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2020
Principal Amount(a)		Fair Value
BANK LOANS
$ 108,428	Alpha US Bidco Inc(b) 4.00%, 01/31/2024 3-mo. LIBOR + 3.76%	$ 107,886
100,747	American Axle & Manufacturing Inc(b) 3.00%, 04/06/2024 3-mo. LIBOR + 2.76%	99,079
545,000	Arches Buyer Inc(b) 4.50%, 12/06/2027 1-mo. LIBOR + 4.36%	544,611
465,914	Ascend Learning LLC(b) 4.00%, 07/12/2024 1-mo. LIBOR + 3.86%	463,235
268,629	Boxer Parent Co Inc(b) 4.40%, 10/02/2025 1-mo. LIBOR + 4.25%	267,286
1,328,239	Brand Industrial Services Inc(b) 5.25%, 06/21/2024 1-mo. LIBOR + 5.11%	1,293,742
147,704	BWay Holding Co(b) 3.48%, 04/03/2024 1-mo. LIBOR + 3.34%	142,571
453,375	ChampionX Holding Inc(b) 6.00%, 06/03/2027 1-mo. LIBOR + 5.86%	458,475
429,563	Clear Channel Outdoor Holdings Inc(b) 3.71%, 08/21/2026 1-mo. LIBOR + 3.57%	412,380
641,000	CP Atlas Buyer Inc(b) 5.25%, 11/23/2027 2-mo. LIBOR + 10.12%	641,200
564,402	CPG International LLC(b) 5.93%, 05/06/2024 3-mo. LIBOR + 5.69%	564,049
166,850	Diamond BC BV(b) 3.21%, 09/06/2024 1-mo. LIBOR + 3.07%	164,087
198,500	Dun & Bradstreet Corp(b) 3.90%, 02/06/2026 1-mo. LIBOR + 3.75%	198,302
324,188	Epicor Software Corp(b) 5.25%, 07/30/2027 1-mo. LIBOR + 5.11%	325,808
234,413	Filtration Group Corp(b) 4.50%, 03/29/2025 1-mo. LIBOR + 4.36%	234,413
1,288,700	Financial & Risk US Holdings Inc(b) 3.40%, 10/01/2025 1-mo. LIBOR + 3.25%	1,286,083
267,956	Garda World Security Corp(b) 4.99%, 10/30/2026 3-mo. LIBOR + 4.75%	268,039
160,770	Gates Global LLC(b) 3.75%, 04/01/2024 1-mo. LIBOR + 3.61%	160,167
310,636	GFL Environmental Inc(b) 4.65%, 12/22/2025 3-mo. LIBOR + 4.41%	310,636
Principal Amount(a)		Fair Value
Bank Loans — (continued)
$ 815,000	Global Medical Response Inc(b) 5.75%, 10/02/2025 1-mo. LIBOR + 5.61%	$ 805,067
315,000	Greeneden US Holdings II LLC(b) 4.75%, 12/01/2027 1-mo. LIBOR + 4.61%	315,295
217,800	HUB International Ltd(b) 5.00%, 04/25/2025 2-mo. LIBOR + 4.81%	213,617
	iHeartCommunications Inc(b)
163,350	3.15%,05/01/2026 1-mo. LIBOR + 3.00%	160,491
273,625	4.75%,05/01/2026 1-mo. LIBOR + 4.61%	272,029
140,000	IRB Holding Corp(b) 3.40%, 11/19/2027 1-mo. LIBOR + 3.25%	139,790
949,060	Navistar Inc(b) 3.66%, 11/06/2024 1-mo. LIBOR + 3.52%	946,984
720,251	Ortho-Clinical Diagnostics Inc(b) 3.40%, 06/30/2025 1-mo. LIBOR + 3.25%	709,061
305,000	PetSmart Inc(b) 4.50%, 03/11/2022 3-mo. LIBOR + 4.26%	301,188
217,215	Ply Gem Midco Inc(b) 3.90%, 04/12/2025 1-mo. LIBOR + 3.76%	216,238
190,000	Quorum Health Corp(b) 9.25%, 04/29/2025 1-mo. LIBOR + 9.11%	186,675
125,165	Rackspace Hosting Inc(b) 4.00%, 11/03/2023 2-mo. LIBOR + 3.81%	124,904
254,514	Robertshaw US Holding Corp(b)(c) 4.50%, 02/28/2025 1-mo. LIBOR + 4.36%	237,334
680,534	Solenis International LP(b) 4.23%, 06/26/2025 2-mo. LIBOR + 4.04%	679,045
317,512	Starfruit Finco BV(b) 3.15%, 10/01/2025 1-mo. LIBOR + 3.01%	313,384
311,850	Terrier Media Buyer Inc(b) 4.40%, 12/17/2026 1-mo. LIBOR + 8.50%	311,417
607,692	Titan Acquisition Ltd(b) 3.27%, 03/28/2025 6-mo. LIBOR + 3.01%	591,740
	Ultimate Software Group Inc(b)
408,975	4.75%,05/04/2026 1-mo. LIBOR + 4.61%	410,867
130,000	7.50%,05/03/2027 1-mo. LIBOR + 7.36%	133,413
572,125	Vertiv Group Corp(b) 3.15%, 03/02/2027 1-mo. LIBOR + 3.01%	568,038

See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2020
Principal Amount(a)		Fair Value
Bank Loans — (continued)
$ 209,626	Werner Finco LP(b) 5.00%, 07/24/2024 3-mo. LIBOR + 4.76%	$ 208,578
320,000	White Cap Buyer LLC(b) 4.50%, 10/19/2027 4-mo. LIBOR + 4.50%	319,667
182,612	Zayo Group Holdings Inc(b) 3.15%, 03/09/2027 1-mo. LIBOR + 3.00%	181,159
TOTAL BANK LOANS — 5.94% (Cost $16,216,458)		$ 16,288,030
CORPORATE BONDS AND NOTES
Basic Materials — 4.58%
	Allegheny Technologies Inc
530,000	7.88%, 08/15/2023	580,000
35,000	5.88%, 12/01/2027(d)	36,838
440,000	ArcelorMittal SA 7.25%, 10/15/2039	617,373
200,000	Axalta Coating Systems LLC(e) 3.38%, 02/15/2029	200,000
150,000	Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B BV(e) 4.75%, 06/15/2027	159,563
390,000	Big River Steel LLC / BRS Finance Corp(e) 6.63%, 01/31/2029	421,200
395,000	CF Industries Inc 4.95%, 06/01/2043	484,862
180,000	Clearwater Paper Corp(e) 4.75%, 08/15/2028	186,300
	Compass Minerals International Inc(e)
235,000	4.88%, 07/15/2024	243,813
470,000	6.75%, 12/01/2027	509,536
	Constellium SE(e)
500,000	5.75%, 05/15/2024	510,210
305,000	6.63%, 03/01/2025	311,481
	Freeport-McMoRan Inc
335,000	4.38%, 08/01/2028	355,938
200,000	4.63%, 08/01/2030	219,500
155,000	5.45%, 03/15/2043	192,975
810,000	GCP Applied Technologies Inc(e) 5.50%, 04/15/2026	834,300
	Hudbay Minerals Inc(e)
515,000	7.63%, 01/15/2025	534,956
95,000	6.13%, 04/01/2029	102,363
325,000	Ingevity Corp(e) 3.88%, 11/01/2028	327,438
265,000	Kraton Polymers LLC / Kraton Polymers Capital Corp(e) 4.25%, 12/15/2025	270,327
	Mercer International Inc
124,000	6.50%, 02/01/2024	125,705
85,000	7.38%, 01/15/2025	88,454
305,000	5.50%, 01/15/2026	310,528
Principal Amount(a)		Fair Value
Basic Materials — (continued)
$ 400,000	Nouryon Holding BV(d)(e) 8.00%, 10/01/2026	$ 425,000
	Novelis Corp(e)
945,000	5.88%, 09/30/2026	987,525
255,000	4.75%, 01/30/2030	274,728
50,000	Rayonier AM Products Inc(e) 7.63%, 01/15/2026	52,138
770,000	Smurfit Kappa Treasury Funding Designated Activity Co 7.50%, 11/20/2025	953,837
580,000	Syngenta Finance NV(e) 5.18%, 04/24/2028	621,613
365,000	Tronox Finance PLC(e) 5.75%, 10/01/2025	378,687
60,000	Tronox Inc(e) 6.50%, 05/01/2025	64,200
	Valvoline Inc
120,000	4.38%, 08/15/2025	123,932
240,000	4.25%, 02/15/2030(e)	254,400
	WR Grace & Co(e)
465,000	5.63%, 10/01/2024	501,619
270,000	4.88%, 06/15/2027	286,340
		12,547,679
Communications — 12.55%
	Altice Financing SA(e)
400,000	7.50%, 05/15/2026	422,120
250,000	5.00%, 01/15/2028	256,159
480,000	Altice Holding SA(e) 10.50%, 05/15/2027	538,800
	Altice SA(e)
1,215,000	7.38%, 05/01/2026	1,278,787
200,000	5.50%, 01/15/2028	209,102
150,000	Arches Buyer Inc(e) 4.25%, 06/01/2028	151,905
	CCO Holdings LLC / CCO Holdings Capital Corp(e)
395,000	5.75%, 02/15/2026	407,581
385,000	5.50%, 05/01/2026	398,956
455,000	5.00%, 02/01/2028	481,162
2,115,000	5.38%, 06/01/2029	2,318,569
185,000	4.50%, 08/15/2030	196,331
265,000	4.50%, 05/01/2032	282,946
625,000	Clear Channel Worldwide Holdings Inc(e) 5.13%, 08/15/2027	631,250
	CommScope Inc(e)
125,000	5.50%, 03/01/2024	128,875
360,000	6.00%, 03/01/2026	379,296
135,000	CommScope Technologies LLC(e) 6.00%, 06/15/2025	138,038
	CSC Holdings LLC
380,000	6.75%, 11/15/2021	397,100
1,090,000	5.25%, 06/01/2024(d)	1,179,816
320,000	5.75%, 01/15/2030(e)	350,800
200,000	4.63%, 12/01/2030(e)	208,750

See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2020
Principal Amount(a)		Fair Value
Communications — (continued)
	Diamond Sports Group LLC / Diamond Sports Finance Co(e)
$ 545,000	5.38%, 08/15/2026	$ 442,812
790,000	6.63%, 08/15/2027(d)	477,950
1,195,000	DISH DBS Corp 5.88%, 11/15/2024	1,252,999
515,000	Entercom Media Corp(d)(e) 7.25%, 11/01/2024	513,712
310,000	Frontier Communications Corp(e) 5.88%, 10/15/2027	335,188
215,000	Go Daddy Operating Co LLC / GD Finance Co Inc(e) 5.25%, 12/01/2027	226,288
	Gray Television Inc(e)
655,000	7.00%, 05/15/2027	717,225
200,000	4.75%, 10/15/2030	203,000
	iHeartCommunications Inc
454,691	6.38%, 05/01/2026	486,519
252	8.38%, 05/01/2027	269
	Level 3 Financing Inc
580,000	5.25%, 03/15/2026	599,314
395,000	4.63%, 09/15/2027(e)	412,552
125,000	4.25%, 07/01/2028(e)	128,438
200,000	3.63%, 01/15/2029(e)	199,500
	Match Group Holdings II LLC(e)
397,000	5.00%, 12/15/2027	421,947
195,000	4.63%, 06/01/2028	204,384
85,000	4.13%, 08/01/2030	88,188
	Meredith Corp
370,000	6.50%, 07/01/2025(e)	392,200
765,000	6.88%, 02/01/2026(d)	745,875
	Netflix Inc
45,000	5.88%, 02/15/2025	51,773
385,000	4.88%, 04/15/2028	434,164
795,000	5.88%, 11/15/2028	953,006
230,000	6.38%, 05/15/2029	284,050
195,000	5.38%, 11/15/2029(e)	229,856
110,000	4.88%, 06/15/2030(e)	126,500
	Nexstar Broadcasting Inc(e)
625,000	5.63%, 07/15/2027	669,531
195,000	4.75%, 11/01/2028	204,019
	Outfront Media Capital LLC / Outfront Media Capital Corp(e)
355,000	6.25%, 06/15/2025	374,525
110,000	4.63%, 03/15/2030	112,435
915,000	Plantronics Inc(e) 5.50%, 05/31/2023	917,287
140,000	Quebecor Media Inc 5.75%, 01/15/2023	151,200
220,000	Scripps Escrow II Inc(d)(e) 3.88%, 01/15/2029	229,349
	Sinclair Television Group Inc(e)
370,000	5.50%, 03/01/2030(d)	385,725
195,000	4.13%, 12/01/2030	199,705
	Sirius XM Radio Inc(e)
800,000	5.00%, 08/01/2027	850,008
165,000	5.50%, 07/01/2029	181,552
Principal Amount(a)		Fair Value
Communications — (continued)
$ 855,000	Sprint Capital Corp 6.88%, 11/15/2028	$ 1,127,300
	Sprint Corp
385,000	7.25%, 09/15/2021	400,592
1,255,000	7.88%, 09/15/2023	1,453,039
410,000	7.63%, 03/01/2026	508,890
	T-Mobile USA Inc
220,000	4.50%, 02/01/2026	224,914
80,000	5.38%, 04/15/2027	86,293
815,000	4.75%, 02/01/2028	876,035
165,000	3.88%, 04/15/2030(e)	191,072
	Townsquare Media Inc(e)
645,000	6.50%, 04/01/2023(d)	656,352
660,000	6.88%, 02/01/2026	691,944
365,000	TripAdvisor Inc(e) 7.00%, 07/15/2025	394,200
	Univision Communications Inc(e)
325,000	5.13%, 02/15/2025	327,438
215,000	9.50%, 05/01/2025	239,188
390,000	6.63%, 06/01/2027	418,821
	Videotron Ltd
505,000	5.00%, 07/15/2022	530,886
395,000	5.13%, 04/15/2027(e)	419,194
200,000	Virgin Media Finance PLC(e) 5.00%, 07/15/2030	207,500
365,000	Zayo Group Holdings Inc(e) 4.00%, 03/01/2027	365,912
540,000	Ziggo Bond Co BV(e) 6.00%, 01/15/2027	570,656
150,000	Ziggo BV(e) 5.50%, 01/15/2027	156,563
		34,406,177
Consumer, Cyclical — 12.07%
	1011778 BC Unlimited Liability Co / New Red Finance Inc(e)
330,000	3.88%, 01/15/2028	335,204
260,000	4.38%, 01/15/2028	267,800
260,000	4.00%, 10/15/2030	263,682
400,000	Adient Global Holdings Ltd(d)(e) 4.88%, 08/15/2026	411,000
	Allison Transmission Inc(e)
720,000	4.75%, 10/01/2027	754,200
200,000	3.75%, 01/30/2031	204,625
	American Axle & Manufacturing Inc
90,000	6.25%, 04/01/2025	93,150
310,000	6.88%, 07/01/2028(d)	334,025
185,000	American Builders & Contractors Supply Co Inc(e) 4.00%, 01/15/2028	191,475
120,000	Avient Corp(e) 5.75%, 05/15/2025	127,500
	Beacon Roofing Supply Inc(e)
315,000	4.88%, 11/01/2025	322,481
225,000	4.50%, 11/15/2026	235,688
	Boyd Gaming Corp
195,000	6.38%, 04/01/2026	202,568

See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2020
Principal Amount(a)		Fair Value
Consumer, Cyclical — (continued)
$ 245,000	6.00%, 08/15/2026	$ 254,188
185,000	4.75%, 12/01/2027	192,169
170,000	Brookfield Residential Properties Inc / Brookfield Residential US Corp(e) 6.25%, 09/15/2027	180,838
825,000	Caesars Resort Collection LLC / CRC Finco Inc(e) 5.25%, 10/15/2025	833,737
165,000	Carnival Corp(e) 11.50%, 04/01/2023	190,793
	Cinemark USA Inc
365,000	5.13%, 12/15/2022	357,700
215,000	4.88%, 06/01/2023	204,250
75,000	8.75%, 05/01/2025(e)	81,000
635,000	Clarios Global LP(e) 6.75%, 05/15/2025	684,212
170,000	Clarios Global LP / Clarios US Finance Co(e) 6.25%, 05/15/2026	182,325
580,000	Delta Air Lines Inc / SkyMiles IP Ltd(e) 4.75%, 10/20/2028	632,843
200,000	eG Global Finance PLC(e) 6.75%, 02/07/2025	206,000
150,000	Empire Communities Corp(e) 7.00%, 12/15/2025	158,079
	Ford Motor Co
520,000	9.00%, 04/22/2025	639,002
840,000	7.45%, 07/16/2031	1,077,300
	Ford Motor Credit Co LLC
250,000	5.13%, 06/16/2025	271,825
270,000	4.27%, 01/09/2027	282,994
1,330,000	5.11%, 05/03/2029	1,481,221
545,000	4.00%, 11/13/2030	573,302
	Gap Inc(e)
255,000	8.38%, 05/15/2023	289,106
145,000	8.63%, 05/15/2025	161,714
290,000	General Motors Co 6.13%, 10/01/2025	351,691
	Hanesbrands Inc(e)
360,000	4.63%, 05/15/2024	377,100
160,000	5.38%, 05/15/2025	169,283
420,000	Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp 4.88%, 04/01/2027	444,538
200,000	IRB Holding Corp(e) 7.00%, 06/15/2025	218,500
	KFC Holding Co / Pizza Hut Holdings LLC / Taco Bell of America LLC(e)
510,000	5.25%, 06/01/2026	529,125
115,000	4.75%, 06/01/2027	121,441
	L Brands Inc
95,000	6.88%, 07/01/2025(e)	103,149
80,000	9.38%, 07/01/2025(e)	98,400
420,000	7.50%, 06/15/2029	467,250
180,000	6.63%, 10/01/2030(e)	200,250
195,000	6.75%, 07/01/2036	217,254
Principal Amount(a)		Fair Value
Consumer, Cyclical — (continued)
$ 350,000	Lennar Corp(d) 5.88%, 11/15/2024	$ 404,250
165,000	Levi Strauss & Co 5.00%, 05/01/2025	169,125
	Lions Gate Capital Holdings LLC(e)
565,000	6.38%, 02/01/2024	579,125
470,000	5.88%, 11/01/2024	477,050
	Live Nation Entertainment Inc(e)
155,000	4.88%, 11/01/2024	156,938
265,000	5.63%, 03/15/2026	271,625
200,000	6.50%, 05/15/2027	223,704
100,000	Macy's Inc(e) 8.38%, 06/15/2025	111,016
135,000	Marriott International Inc 5.75%, 05/01/2025	157,881
	Mattamy Group Corp(e)
515,000	5.25%, 12/15/2027	544,612
405,000	4.63%, 03/01/2030	429,300
545,000	Mattel Inc(e) 5.88%, 12/15/2027	605,631
610,000	Navistar International Corp(e) 6.63%, 11/01/2025	639,066
	Newell Brands Inc
220,000	4.88%, 06/01/2025	242,066
840,000	4.70%, 04/01/2026	925,260
325,000	Nordstrom Inc(e) 8.75%, 05/15/2025	363,994
525,000	Penn National Gaming Inc(e) 5.63%, 01/15/2027	547,969
80,000	Penske Automotive Group Inc 3.50%, 09/01/2025	81,300
575,000	PM General Purchaser LLC(e) 9.50%, 10/01/2028	636,812
	PulteGroup Inc
240,000	5.50%, 03/01/2026	285,580
775,000	7.88%, 06/15/2032	1,159,594
75,000	Royal Caribbean Cruises Ltd(e) 9.13%, 06/15/2023	81,375
750,000	Scotts Miracle-Gro Co 4.50%, 10/15/2029	808,125
385,000	Six Flags Entertainment Corp(d)(e) 5.50%, 04/15/2027	395,587
385,000	Six Flags Theme Parks Inc(e) 7.00%, 07/01/2025	415,800
1,060,000	Staples Inc(e) 7.50%, 04/15/2026	1,106,926
365,000	Station Casinos LLC(e) 4.50%, 02/15/2028	367,737
460,000	Sugarhouse HSP Gaming Property Mezz LP / Sugarhouse HSP Gaming Finance Corp(e) 5.88%, 05/15/2025	445,050
	Taylor Morrison Communities Inc(e)
215,000	5.75%, 01/15/2028	243,488
80,000	5.13%, 08/01/2030	89,600

See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2020
Principal Amount(a)		Fair Value
Consumer, Cyclical — (continued)
$ 40,000	Tenneco Inc(e) 7.88%, 01/15/2029	$ 44,910
195,000	TRI Pointe Group Inc 5.70%, 06/15/2028	220,155
395,000	TRI Pointe Group Inc / TRI Pointe Homes Inc 5.88%, 06/15/2024	431,142
685,000	Univar Solutions USA Inc(e) 5.13%, 12/01/2027	723,531
	WMG Acquisition Corp(e)
160,000	5.50%, 04/15/2026	165,200
325,000	3.00%, 02/15/2031	318,815
	Wolverine World Wide Inc(e)
240,000	6.38%, 05/15/2025	255,600
365,000	5.00%, 09/01/2026	372,300
495,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp(e) 5.25%, 05/15/2027	510,221
	Wynn Resorts Finance LLC / Wynn Resorts Capital Corp(e)
115,000	7.75%, 04/15/2025(d)	124,631
480,000	5.13%, 10/01/2029	502,800
	Yum! Brands Inc
75,000	7.75%, 04/01/2025(d)(e)	83,063
185,000	4.75%, 01/15/2030(e)	202,853
195,000	3.63%, 03/15/2031	197,112
		33,093,896
Consumer, Non-Cyclical — 10.17%
	Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC(e)
390,000	7.50%, 03/15/2026	436,430
765,000	4.63%, 01/15/2027	813,769
110,000	4.88%, 02/15/2030	121,207
590,000	Bausch Health Americas Inc(e) 8.50%, 01/31/2027	656,180
	Bausch Health Cos Inc(e)
730,000	7.00%, 03/15/2024	750,987
740,000	6.13%, 04/15/2025	762,688
320,000	5.50%, 11/01/2025	331,613
200,000	7.00%, 01/15/2028	219,840
160,000	5.00%, 02/15/2029	164,512
275,000	6.25%, 02/15/2029	298,719
835,000	7.25%, 05/30/2029	938,632
630,000	Carriage Services Inc(e) 6.63%, 06/01/2026	673,312
	Centene Corp
315,000	5.38%, 06/01/2026(e)	332,234
340,000	5.38%, 08/15/2026(e)	359,125
815,000	4.63%, 12/15/2029	904,821
190,000	3.00%, 10/15/2030	201,381
	CHS / Community Health Systems Inc(e)
365,000	6.63%, 02/15/2025	384,155
210,000	8.00%, 03/15/2026	226,275
155,000	5.63%, 03/15/2027	166,664
40,000	6.00%, 01/15/2029(d)	43,210
Principal Amount(a)		Fair Value
Consumer, Non-Cyclical — (continued)
$ 710,000	Elanco Animal Health Inc 5.90%, 08/28/2028	$ 837,800
120,000	Emergent BioSolutions Inc(e) 3.88%, 08/15/2028	124,260
	Gartner Inc(e)
80,000	4.50%, 07/01/2028	84,400
155,000	3.75%, 10/01/2030	162,750
195,000	Global Medical Response Inc(e) 6.50%, 10/01/2025	203,775
	HCA Inc
330,000	5.25%, 06/15/2026	390,472
855,000	5.38%, 09/01/2026	982,737
630,000	5.63%, 09/01/2028	744,187
185,000	3.50%, 09/01/2030	196,474
	IHS Markit Ltd
335,000	4.75%, 02/15/2025(e)	384,446
40,000	4.00%, 03/01/2026(e)	45,824
330,000	4.75%, 08/01/2028	406,405
	Jaguar Holding Co II / PPD Development LP(e)
80,000	4.63%, 06/15/2025	84,369
120,000	5.00%, 06/15/2028	128,100
	Kraft Heinz Foods Co
1,430,000	3.00%, 06/01/2026	1,492,965
55,000	3.88%, 05/15/2027(e)	59,232
180,000	3.75%, 04/01/2030(e)	192,281
510,000	5.00%, 07/15/2035	617,813
	Lamb Weston Holdings Inc(e)
50,000	4.63%, 11/01/2024	52,125
835,000	4.88%, 11/01/2026	872,825
275,000	4.88%, 05/15/2028	306,969
195,000	Mallinckrodt International Finance SA / Mallinckrodt CB LLC(e)(f)(g) 10.00%, 04/15/2025	171,113
200,000	MPH Acquisition Holdings LLC(d)(e) 5.75%, 11/01/2028	195,500
675,000	Nielsen Co Luxembourg SARL(d)(e) 5.00%, 02/01/2025	692,719
	Nielsen Finance LLC / Nielsen Finance Co(e)
267,000	5.00%, 04/15/2022	267,702
270,000	5.63%, 10/01/2028	293,369
	Prime Security Services Borrower LLC / Prime Finance Inc(e)
200,000	3.38%, 08/31/2027	198,500
365,000	6.25%, 01/15/2028	391,860
295,000	Refinitiv US Holdings Inc(e) 6.25%, 05/15/2026	314,913
470,000	Sabre Global Inc(e) 9.25%, 04/15/2025	559,300
	Service Corp International
290,000	7.50%, 04/01/2027	353,075
175,000	4.63%, 12/15/2027	186,375
600,000	5.13%, 06/01/2029	664,500
145,000	3.38%, 08/15/2030	150,830

See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2020
Principal Amount(a)		Fair Value
Consumer, Non-Cyclical — (continued)
$ 415,000	Shift4 Payments LLC / Shift4 Payments Finance Sub Inc(e) 4.63%, 11/01/2026	$ 431,600
	Spectrum Brands Inc
400,000	6.13%, 12/15/2024	408,500
185,000	5.00%, 10/01/2029(e)	198,672
	Tenet Healthcare Corp
365,000	4.63%, 07/15/2024	374,132
95,000	7.50%, 04/01/2025(e)	103,788
1,675,000	4.88%, 01/01/2026(e)	1,752,234
140,000	6.25%, 02/01/2027(e)	148,400
755,000	5.13%, 11/01/2027(e)	799,356
	Teva Pharmaceutical Finance Netherlands III BV
445,000	6.00%, 04/15/2024	471,700
430,000	7.13%, 01/31/2025	475,279
685,000	6.75%, 03/01/2028(d)	774,906
335,000	TMS International Holding Corp(e) 7.25%, 08/15/2025	340,025
		27,874,311
Energy — 7.93%
	Aker BP ASA(e)
605,000	5.88%, 03/31/2025	626,718
390,000	3.75%, 01/15/2030	409,416
	Antero Resources Corp
230,000	5.13%, 12/01/2022(d)	229,402
195,000	8.38%, 07/15/2026(e)	199,035
	Apache Corp
80,000	4.63%, 11/15/2025(d)	84,000
120,000	4.88%, 11/15/2027	127,200
620,000	4.38%, 10/15/2028	645,408
205,000	5.10%, 09/01/2040	219,863
200,000	Baytex Energy Corp(e) 5.63%, 06/01/2024	137,584
	Buckeye Partners LP
155,000	3.95%, 12/01/2026	157,015
150,000	4.50%, 03/01/2028(e)	154,500
240,000	5.85%, 11/15/2043	235,800
355,000	Cenovus Energy Inc 6.75%, 11/15/2039	468,806
450,000	ChampionX Corp 6.38%, 05/01/2026	454,500
755,000	Cheniere Corpus Christi Holdings LLC 5.13%, 06/30/2027	892,836
495,000	Comstock Resources Inc(e) 7.50%, 05/15/2025	501,187
	Continental Resources Inc
520,000	4.50%, 04/15/2023	536,172
340,000	4.38%, 01/15/2028	346,800
200,000	5.75%, 01/15/2031(e)	221,996
	DCP Midstream Operating LP
195,000	5.63%, 07/15/2027	216,450
430,000	6.75%, 09/15/2037(e)	464,400
	Devon Energy Corp
195,000	7.88%, 09/30/2031	271,077
Principal Amount(a)		Fair Value
Energy — (continued)
$ 275,000	7.95%, 04/15/2032	$ 385,228
155,000	5.60%, 07/15/2041	189,325
	Diamondback Energy Inc
205,000	4.75%, 05/31/2025	230,743
160,000	5.38%, 05/31/2025	166,559
25,000	3.25%, 12/01/2026	26,685
395,000	Double Eagle III Midco 1 LLC / Double Eagle Finance Corp(e) 7.75%, 12/15/2025	418,850
	Endeavor Energy Resources LP / EER Finance Inc(e)
390,000	6.63%, 07/15/2025	417,300
825,000	5.75%, 01/30/2028	889,927
925,000	Energy Transfer Operating LP(b)(h) 6.63%, Perpetual 3-mo. LIBOR + 4.15%	782,087
100,000	EnLink Midstream LLC(e) 5.63%, 01/15/2028	102,149
40,000	EQT Corp 5.00%, 01/15/2029	42,173
60,000	Global Partners LP / GLP Finance Corp(e) 6.88%, 01/15/2029	64,950
	Hess Midstream Operations LP(e)
755,000	5.63%, 02/15/2026	785,200
345,000	5.13%, 06/15/2028	360,632
335,000	Holly Energy Partners LP / Holly Energy Finance Corp(e) 5.00%, 02/01/2028	337,512
305,000	Indigo Natural Resources LLC(e) 6.88%, 02/15/2026	311,863
100,000	Kinder Morgan Inc 7.80%, 08/01/2031	143,265
584,000	MEG Energy Corp(e) 6.50%, 01/15/2025	600,060
249,000	Nabors Industries Inc(e) 9.00%, 02/01/2025	236,550
185,000	Noble Energy Inc 6.00%, 03/01/2041	281,019
220,000	Northriver Midstream Finance LP(e) 5.63%, 02/15/2026	227,216
	Occidental Petroleum Corp
245,000	4.85%, 03/15/2021	245,000
195,000	3.50%, 06/15/2025	188,362
90,000	5.88%, 09/01/2025	95,850
255,000	6.63%, 09/01/2030	276,866
100,000	6.13%, 01/01/2031	107,020
385,000	6.45%, 09/15/2036	403,095
	Ovintiv Exploration Inc
160,000	5.63%, 07/01/2024	171,718
65,000	5.38%, 01/01/2026	69,741
620,000	Precision Drilling Corp(d)(e) 7.13%, 01/15/2026	539,400
280,000	Rattler Midstream LP(e) 5.63%, 07/15/2025	295,750

See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2020
Principal Amount(a)		Fair Value
Energy — (continued)
	Seventy Seven Energy Inc(f)(g)(i)
$ 345,000	6.50%, 07/15/2022	$ 35
225,000	6.63%, 11/15/2025	23
105,000	SM Energy Co(e) 10.00%, 01/15/2025	112,875
	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp(e)
100,000	7.50%, 10/01/2025	107,959
450,000	5.50%, 01/15/2028	459,562
345,000	6.00%, 12/31/2030	355,888
	Targa Resources Partners LP / Targa Resources Partners Finance Corp
235,000	6.50%, 07/15/2027	254,975
240,000	5.00%, 01/15/2028	253,334
140,000	6.88%, 01/15/2029(d)	157,675
110,000	5.50%, 03/01/2030	119,427
191,100	Transocean Pontus Ltd(e) 6.13%, 08/01/2025	181,543
295,000	Transocean Poseidon Ltd(e) 6.88%, 02/01/2027	268,450
	USA Compression Partners LP / USA Compression Finance Corp
455,000	6.88%, 04/01/2026	475,475
190,000	6.88%, 09/01/2027	202,840
165,000	Viper Energy Partners LP(e) 5.38%, 11/01/2027	172,425
	WPX Energy Inc
355,000	8.25%, 08/01/2023(d)	404,033
170,000	5.75%, 06/01/2026	178,713
420,000	5.25%, 10/15/2027	445,040
295,000	5.88%, 06/15/2028	321,559
245,000	4.50%, 01/15/2030	259,700
		21,723,791
Financial — 7.27%
345,000	AG Issuer LLC(e) 6.25%, 03/01/2028	348,881
95,000	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer(e) 4.25%, 10/15/2027	97,138
1,665,000	Ally Financial Inc 8.00%, 11/01/2031	2,442,707
70,000	American International Group Inc(b) 8.18%, 05/15/2058 3-mo. LIBOR + 4.19%	102,426
	Bank of America Corp(b)(h)
225,000	6.10%, Perpetual 3-mo. LIBOR + 3.89%	254,936
265,000	6.50%, Perpetual 3-mo. LIBOR + 4.17%	302,763
	CIT Group Inc
95,000	5.00%, 08/15/2022	100,700
635,000	5.00%, 08/01/2023	693,737
400,000	5.25%, 03/07/2025	454,000
Principal Amount(a)		Fair Value
Financial — (continued)
	CNO Financial Group Inc
$ 370,000	5.25%, 05/30/2025	$ 429,409
390,000	5.25%, 05/30/2029	470,613
	Credit Suisse Group AG(e)(h)
620,000	6.25%, Perpetual	677,273
200,000	6.38%, Perpetual	222,750
785,000	Diversified Healthcare Trust REIT 9.75%, 06/15/2025	890,975
230,000	Dresdner Funding Trust I(e) 8.15%, 06/30/2031	338,155
375,000	ESH Hospitality Inc REIT(e) 5.25%, 05/01/2025	384,375
305,000	Fairfax Financial Holdings Ltd 4.85%, 04/17/2028	341,224
	Freedom Mortgage Corp(e)
330,000	8.13%, 11/15/2024	344,230
445,000	8.25%, 04/15/2025	465,025
370,000	goeasy Ltd(e) 5.38%, 12/01/2024	384,800
580,000	Howard Hughes Corp(e) 5.38%, 03/15/2025	598,125
	Icahn Enterprises LP / Icahn Enterprises Finance Corp
350,000	6.75%, 02/01/2024	355,943
220,000	4.75%, 09/15/2024	228,525
350,000	6.25%, 05/15/2026	370,615
220,000	5.25%, 05/15/2027	235,840
	Iron Mountain Inc REIT(e)
465,000	4.88%, 09/15/2027	485,925
320,000	5.25%, 03/15/2028	337,693
	iStar Inc REIT
505,000	4.75%, 10/01/2024	511,312
395,000	4.25%, 08/01/2025	390,062
320,000	5.50%, 02/15/2026	326,400
	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp REIT(e)
285,000	5.25%, 10/01/2025	284,288
365,000	4.25%, 02/01/2027	358,613
393,000	Lloyds Banking Group PLC(h) 7.50%, Perpetual	443,218
750,000	LPL Holdings Inc(e) 5.75%, 09/15/2025	775,815
	Nationstar Mortgage Holdings Inc(e)
180,000	6.00%, 01/15/2027	191,025
320,000	5.50%, 08/15/2028	336,800
120,000	5.13%, 12/15/2030	125,426
	OneMain Finance Corp
190,000	6.88%, 03/15/2025	220,638
160,000	8.88%, 06/01/2025	181,000
240,000	7.13%, 03/15/2026	283,800
360,000	6.63%, 01/15/2028	427,500
385,000	5.38%, 11/15/2029	433,125
200,000	4.00%, 09/15/2030	207,522
380,000	PennyMac Financial Services Inc(e) 5.38%, 10/15/2025	401,850

See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2020
Principal Amount(a)		Fair Value
Financial — (continued)
$ 640,000	Provident Funding Associates LP / PFG Finance Corp(e) 6.38%, 06/15/2025	$ 656,000
140,000	Service Properties Trust REIT 7.50%, 09/15/2025	161,295
295,000	Societe Generale SA(e)(h) 5.38%, Perpetual	312,809
540,000	Starwood Property Trust Inc REIT 4.75%, 03/15/2025	553,500
		19,940,781
Industrial — 8.07%
	Amsted Industries Inc(e)
320,000	5.63%, 07/01/2027	340,000
365,000	4.63%, 05/15/2030	382,337
	Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc(e)
240,000	6.00%, 02/15/2025	248,700
390,000	4.13%, 08/15/2026	407,550
295,000	5.25%, 08/15/2027	309,694
175,000	ATS Automation Tooling Systems Inc(e) 4.13%, 12/15/2028	178,063
	Berry Global Inc
134,000	5.13%, 07/15/2023(d)	135,675
85,000	4.50%, 02/15/2026(d)(e)	86,913
215,000	5.63%, 07/15/2027(e)	231,192
700,000	BMC East LLC(e) 5.50%, 10/01/2024	719,250
300,000	Boise Cascade Co(e) 4.88%, 07/01/2030	324,750
433,000	Builders FirstSource Inc(e) 6.75%, 06/01/2027	469,679
	Cemex SAB de CV(e)
200,000	7.38%, 06/05/2027	227,600
270,000	5.45%, 11/19/2029	297,003
	Clean Harbors Inc(e)
300,000	4.88%, 07/15/2027	312,993
170,000	5.13%, 07/15/2029	185,725
108,000	Cornerstone Building Brands Inc(e) 8.00%, 04/15/2026	113,670
385,000	Crown Americas LLC / Crown Americas Capital Corp VI 4.75%, 02/01/2026	399,437
666,000	Crown Cork & Seal Co Inc 7.38%, 12/15/2026	810,855
450,000	Energizer Holdings Inc(e) 7.75%, 01/15/2027	500,175
	GFL Environmental Inc(e)
1,015,000	5.13%, 12/15/2026	1,079,706
155,000	4.00%, 08/01/2028	156,163
100,000	GrafTech Finance Inc(e) 4.63%, 12/15/2028	101,379
250,000	Graphic Packaging International LLC(e) 3.50%, 03/01/2029	255,625
Principal Amount(a)		Fair Value
Industrial — (continued)
$ 710,000	Great Lakes Dredge & Dock Corp 8.00%, 05/15/2022	$ 728,162
545,000	Greif Inc(e) 6.50%, 03/01/2027	576,337
330,000	Intelligent Packaging Ltd Finco Inc / Intelligent Packaging Ltd Co-Issuer LLC(e) 6.00%, 09/15/2028	339,075
275,000	Itron Inc(e) 5.00%, 01/15/2026	280,844
680,000	James Hardie International Finance Designated Activity Co(e) 5.00%, 01/15/2028	720,800
	JELD-WEN Inc(e)
160,000	6.25%, 05/15/2025	172,800
285,000	4.63%, 12/15/2025	290,845
265,000	4.88%, 12/15/2027	280,237
220,000	Louisiana-Pacific Corp(d) 4.88%, 09/15/2024	225,500
170,000	Masonite International Corp(e) 5.38%, 02/01/2028	182,537
400,000	MasTec Inc(e) 4.50%, 08/15/2028	420,000
	Mauser Packaging Solutions Holding Co(e)
10,000	5.50%, 04/15/2024	10,197
125,000	8.50%, 04/15/2024	129,375
160,000	Owens-Brockway Glass Container Inc(e) 6.63%, 05/13/2027	173,200
585,000	Park-Ohio Industries Inc 6.63%, 04/15/2027	605,475
605,000	RBS Global Inc / Rexnord LLC(e) 4.88%, 12/15/2025	617,100
	Standard Industries Inc(e)
395,000	5.00%, 02/15/2027	412,775
45,000	4.75%, 01/15/2028	47,363
325,000	3.38%, 01/15/2031	326,625
620,000	Stevens Holding Co Inc(e) 6.13%, 10/01/2026	669,600
515,000	Tennant Co 5.63%, 05/01/2025	536,244
630,000	TopBuild Corp(e) 5.63%, 05/01/2026	652,838
	TransDigm Inc
105,000	6.50%, 05/15/2025	107,888
75,000	8.00%, 12/15/2025(e)	82,994
1,240,000	6.25%, 03/15/2026(e)	1,320,600
300,000	6.38%, 06/15/2026	310,500
475,000	5.50%, 11/15/2027	499,367
885,000	TTM Technologies Inc(e) 5.63%, 10/01/2025	906,019
	US Concrete Inc
70,000	6.38%, 06/01/2024	71,750
155,000	5.13%, 03/01/2029(e)	159,650
350,000	Vertical US Newco Inc(e) 5.25%, 07/15/2027	371,000

See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2020
Principal Amount(a)		Fair Value
Industrial — (continued)
$ 850,000	Waste Pro USA Inc(e) 5.50%, 02/15/2026	$ 869,125
80,000	Weekley Homes LLC / Weekley Finance Corp(e) 4.88%, 09/15/2028	83,600
	WESCO Distribution Inc(e)
195,000	7.13%, 06/15/2025	214,467
395,000	7.25%, 06/15/2028	449,230
		22,118,253
Technology — 1.76%
305,000	Black Knight InfoServ LLC(e) 3.63%, 09/01/2028	312,244
305,000	Boxer Parent Co Inc(e) 7.13%, 10/02/2025	331,061
150,000	BY Crown Parent LLC / BY Bond Finance Inc(e) 4.25%, 01/31/2026	153,750
60,000	CDW LLC / CDW Finance Corp 3.25%, 02/15/2029	61,182
	Dell International LLC / EMC Corp(e)
430,000	7.13%, 06/15/2024	445,964
120,000	5.85%, 07/15/2025	144,123
715,000	6.02%, 06/15/2026	872,818
185,000	Diebold Nixdorf Inc(e) 9.38%, 07/15/2025	207,200
126,000	Dun & Bradstreet Corp(e) 6.88%, 08/15/2026	135,450
400,000	Microchip Technology Inc(e) 4.25%, 09/01/2025	423,145
195,000	Qorvo Inc(e) 3.38%, 04/01/2031	201,337
1,065,000	SS&C Technologies Inc(e) 5.50%, 09/30/2027	1,137,441
160,000	Tempo Acquisition LLC / Tempo Acquisition Finance Corp(e) 5.75%, 06/01/2025	170,000
205,000	Western Digital Corp 4.75%, 02/15/2026	226,525
		4,822,240
Utilities — 1.90%
125,000	AES Corp(e) 3.30%, 07/15/2025	136,250
	Calpine Corp(e)
238,000	5.25%, 06/01/2026	246,211
550,000	4.50%, 02/15/2028	572,000
40,000	4.63%, 02/01/2029	41,131
80,000	5.00%, 02/01/2031	83,600
	NRG Energy Inc
190,000	3.75%, 06/15/2024(e)	207,767
345,000	7.25%, 05/15/2026	363,975
105,000	6.63%, 01/15/2027	110,884
275,000	5.75%, 01/15/2028	300,438
185,000	5.25%, 06/15/2029(e)	203,500
Principal Amount(a)		Fair Value
Utilities — (continued)
	Pacific Gas & Electric Co
$ 365,000	2.95%, 03/01/2026(g)	$ 385,900
95,000	3.30%, 03/15/2027(g)	101,652
55,000	2.10%, 08/01/2027	55,811
610,000	2.50%, 02/01/2031	611,011
	Vistra Operations Co LLC(e)
110,000	3.55%, 07/15/2024	119,104
650,000	5.50%, 09/01/2026	677,430
265,000	5.63%, 02/15/2027	281,865
475,000	5.00%, 07/31/2027	503,500
190,000	4.30%, 07/15/2029	215,553
		5,217,582
TOTAL CORPORATE BONDS AND NOTES — 66.30% (Cost $170,916,062)		$181,744,710
CONVERTIBLE BONDS
Communications — 5.10%
391,000	Booking Holdings Inc(d)(e) 0.75%, 05/01/2025	568,048
920,000	DISH Network Corp 3.38%, 08/15/2026	876,973
	Etsy Inc
72,000	0.13%, 10/01/2026	152,766
348,000	0.13%, 09/01/2027(e)	430,496
335,000	Fiverr International Ltd(e)(j) 0.00%, 11/01/2025	404,311
	Liberty Broadband Corp(e)
235,000	1.25%, 09/30/2050	237,235
8,000	2.75%, 09/30/2050	8,558
247,000	Liberty Interactive LLC(e) 1.75%, 09/30/2046	483,693
	Liberty Media Corp
218,000	1.38%, 10/15/2023	275,552
570,000	2.75%, 12/01/2049(e)	587,955
307,000	0.50%, 12/01/2050(e)	325,612
230,000	Liberty Media Corp-Liberty Formula One 1.00%, 01/30/2023	293,076
216,000	Lyft Inc(e) 1.50%, 05/15/2025	319,997
	Match Group Financeco Inc(e)
151,000	0.88%, 10/01/2022	518,776
409,000	0.88%, 06/15/2026	746,670
863,000	Okta Inc(e) 0.38%, 06/15/2026	1,106,172
765,000	Palo Alto Networks Inc(e) 0.38%, 06/01/2025	1,007,375
326,000	Shopify Inc 0.13%, 11/01/2025	383,865
366,000	Snap Inc 0.75%, 08/01/2026	828,706
370,000	TechTarget Inc(e) 0.13%, 12/15/2025	401,394
299,000	Uber Technologies Inc(e)(j) 0.00%, 12/15/2025	305,889

See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2020
Principal Amount(a)		Fair Value
Communications — (continued)
$ 357,000	Viavi Solutions Inc 1.00%, 03/01/2024	$ 457,357
420,000	Vonage Holdings Corp 1.75%, 06/01/2024	453,612
585,000	Wayfair Inc(e) 0.63%, 10/01/2025	552,025
421,000	Wix.com Ltd(e)(j) 0.00%, 08/15/2025	419,591
390,000	Zendesk Inc(e) 0.63%, 06/15/2025	573,652
604,000	Zillow Group Inc 2.75%, 05/15/2025	1,255,578
		13,974,934
Consumer, Cyclical — 2.61%
294,000	Bloomin' Brands Inc(e) 5.00%, 05/01/2025	539,869
418,000	Burlington Stores Inc(e) 2.25%, 04/15/2025	579,040
160,000	Callaway Golf Co(d)(e) 2.75%, 05/01/2026	254,436
108,000	Carnival Corp(e) 5.75%, 04/01/2023	255,518
138,000	Cinemark Holdings Inc(e) 4.50%, 08/15/2025	201,409
248,000	Dick's Sporting Goods Inc(e) 3.25%, 04/15/2025	441,595
175,000	Guess? Inc(k) 2.00%, 04/15/2024	194,586
304,000	National Vision Holdings Inc(e) 2.50%, 05/15/2025	490,200
341,000	NCL Corp Ltd(e) 5.38%, 08/01/2025	577,029
150,000	Penn National Gaming Inc 2.75%, 05/15/2026	565,830
228,000	RH (e)(j) 0.00%, 09/15/2024	497,976
399,000	Royal Caribbean Cruises Ltd(e) 2.88%, 11/15/2023	476,805
782,000	Southwest Airlines Co 1.25%, 05/01/2025	1,135,855
498,000	Vail Resorts Inc(e)(j) 0.00%, 01/01/2026	507,077
374,000	Winnebago Industries Inc 1.50%, 04/01/2025	442,924
		7,160,149
Consumer, Non-Cyclical — 3.74%
	Chegg Inc
206,000	0.13%, 03/15/2025	373,161
414,000	0.00%, 09/01/2026(e)(j)	462,942
257,000	CONMED Corp 2.63%, 02/01/2024	359,252
	DexCom Inc
72,000	0.75%, 12/01/2023	163,701
428,000	0.25%, 11/15/2025(e)	430,397
250,000	Envista Holdings Corp(e) 2.38%, 06/01/2025	434,440
Principal Amount(a)		Fair Value
Consumer, Non-Cyclical — (continued)
$ 663,000	Exact Sciences Corp 0.38%, 03/15/2027	$ 917,489
443,000	Insulet Corp 0.38%, 09/01/2026	583,984
360,000	Integra LifeSciences Holdings Corp(e) 0.50%, 08/15/2025	396,150
292,000	Ironwood Pharmaceuticals Inc 1.50%, 06/15/2026	327,310
208,000	Natera Inc(e) 2.25%, 05/01/2027	557,263
323,000	Novocure Ltd(e)(j) 0.00%, 11/01/2025	413,548
269,000	Omnicell Inc(e) 0.25%, 09/15/2025	366,501
392,000	Pacira BioSciences Inc(e) 0.75%, 08/01/2025	440,807
241,000	Repligen Corp 0.38%, 07/15/2024	421,750
397,000	Revance Therapeutics Inc(e) 1.75%, 02/15/2027	445,236
185,000	Sarepta Therapeutics Inc 1.50%, 11/15/2024	453,582
362,000	Shift4 Payments Inc(e)(j) 0.00%, 12/15/2025	441,743
	Square Inc(e)
603,000	0.13%, 03/01/2025	1,134,810
210,000	0.25%, 11/01/2027	232,710
302,000	Tandem Diabetes Care Inc(e) 1.50%, 05/01/2025	355,663
	Teladoc Health Inc
26,000	1.38%, 05/15/2025	96,949
371,000	1.25%, 06/01/2027(e)	444,349
		10,253,737
Energy — 0.46%
250,000	Cheniere Energy Inc 4.25%, 03/15/2045	195,318
529,000	Pioneer Natural Resources Co(e) 0.25%, 05/15/2025	702,876
269,000	SolarEdge Technologies Inc(e)(j) 0.00%, 09/15/2025	369,760
		1,267,954
Financial — 0.27%
210,000	IH Merger Sub LLC REIT 3.50%, 01/15/2022	280,404
374,000	Redfin Corp(e)(j) 0.00%, 10/15/2025	446,985
		727,389
Industrial — 0.30%
308,000	Air Transport Services Group Inc 1.13%, 10/15/2024	365,568

See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2020
Principal Amount(a)		Fair Value
Industrial — (continued)
$ 386,000	Middleby Corp(e) 1.00%, 09/01/2025	$ 471,403
		836,971
Technology — 5.21%
373,000	1Life Healthcare Inc(e) 3.00%, 06/15/2025	467,714
461,000	Akamai Technologies Inc 0.38%, 09/01/2027	513,682
214,000	Atlassian Inc 0.63%, 05/01/2023	613,753
235,000	Cloudflare Inc(e) 0.75%, 05/15/2025	501,447
816,000	Coupa Software Inc(e) 0.38%, 06/15/2026	1,097,330
167,000	DocuSign Inc(d) 0.50%, 09/15/2023	520,440
415,000	Envestnet Inc(e) 0.75%, 08/15/2025	431,658
296,000	Everbridge Inc(k) 0.13%, 12/15/2024	439,446
407,000	Five9 Inc(e) 0.50%, 06/01/2025	591,230
319,000	HubSpot Inc(e) 0.38%, 06/01/2025	492,282
231,000	Inphi Corp(e) 0.75%, 04/15/2025	324,099
423,000	LivePerson Inc(e)(j) 0.00%, 12/15/2026	462,054
258,000	Lumentum Holdings Inc 0.50%, 12/15/2026	314,605
544,000	Microchip Technology Inc 1.63%, 02/15/2027	1,100,296
335,000	MongoDB Inc(e) 0.25%, 01/15/2026	603,073
387,000	ON Semiconductor Corp 1.63%, 10/15/2023	648,412
784,000	RingCentral Inc(e)(j) 0.00%, 03/01/2025	1,000,060
261,000	Sailpoint Technologies Holdings Inc 0.13%, 09/15/2024	508,261
138,000	Sea Ltd(e) 2.38%, 12/01/2025	318,140
131,000	ServiceNow Inc(j) 0.00%, 06/01/2022	534,025
	Splunk Inc
384,000	1.13%, 09/15/2025	519,925
366,000	1.13%, 06/15/2027(e)	380,403
200,000	Talend SA(k) EUR, 1.75%, 09/01/2024	232,647
115,000	Teradyne Inc 1.25%, 12/15/2023	434,772
115,000	Twilio Inc 0.25%, 06/01/2023	548,311
215,000	Workday Inc 0.25%, 10/01/2022	359,255
Principal Amount(a)		Fair Value
Technology — (continued)
$ 308,000	Zynga Inc(e)(j) 0.00%, 12/15/2026	$ 323,327
		14,280,647
TOTAL CONVERTIBLE BONDS — 17.69% (Cost $36,603,727)		$ 48,501,781
Shares
COMMON STOCK
Communications — 0.36%
11,895	Altice Inc Class A(l)	450,464
26,899	Clear Channel Outdoor Holdings Inc(l)	44,383
11,439	iHeartMedia Inc Class A(d)(l)	148,478
56,050	Sirius XM Holdings Inc(d)	357,039
		1,000,364
Consumer, Non-Cyclical — 0.01%
3,415	Advanz Pharma Corp Ltd(d)(l)	15,060
Energy — 0.02%
19,438	CHC Group LLC(f)(l)	2
1,254	Oasis Petroleum Inc(l)	46,473
		46,475
Industrial — 0.00%(m)
491	Tervita Corp(l)	1,119
Technology — 0.15%
3,497	Advanced Micro Devices Inc(l)	320,710
222	Lam Research Corp	104,844
		425,554
Utilities — 0.14%
339	Genon Energy Inc(i)(l)	56,480
11,470	PPL Corp	323,454
		379,934
TOTAL COMMON STOCK — 0.68% (Cost $3,034,365)		$ 1,868,506
CONVERTIBLE PREFERRED STOCK
Consumer, Cyclical — 0.23%
4,132	Aptiv PLC 5.50%	630,123

See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2020
Shares		Fair Value
Consumer, Non-Cyclical — 0.92%
6,851	Avantor Inc 6.25%	$ 609,480
2,862	Boston Scientific Corp 5.50%	312,764
756	Danaher Corp 5.00%(d)	977,190
6,679	Elanco Animal Health Inc 5.00%	317,586
1,956	Sabre Corp 6.50%	305,015
		2,522,035
Financial — 0.69%
354	Bank of America Corp 7.25%	537,577
11,120	KKR & Co Inc 6.00%(d)	643,292
2,804	QTS Realty Trust Inc REIT 6.50%	394,898
208	Wells Fargo & Co 7.50%	315,723
		1,891,490
Industrial — 0.35%
311	Fortive Corp 5.00%	312,306
5,846	Stanley Black & Decker Inc 5.25%(d)	640,023
		952,329
Technology — 0.66%
1,056	Broadcom Inc 8.00%	1,498,769
4,657	Change Healthcare Inc 6.00%	301,209
		1,799,978
Utilities — 1.04%
4,020	Dominion Energy Inc 7.25%	398,446
11,096	DTE Energy Co 6.25%	526,773
4,665	Essential Utilities Inc 6.00%(d)	282,700
20,632	NextEra Energy Inc 4.87%	1,212,543
3,531	PG&E Corp 5.50%	432,991
		2,853,453
TOTAL CONVERTIBLE PREFERRED STOCK — 3.89% (Cost $9,582,301)		$ 10,649,408
PREFERRED STOCK
Financial — 0.16%
16,517	GMAC Capital Trust I(b) 3-mo. LIBOR + 5.78%	446,785
TOTAL PREFERRED STOCK — 0.16% (Cost $420,545)		$ 446,785
Shares		Fair Value
RIGHTS
Utilities — 0.01%
18,138	Texas Competitive Electric Holdings(i)(l)	$ 22,673
TOTAL RIGHTS — 0.01% (Cost $120,531)		$ 22,673
WARRANTS
Financial — 0.01%
27,672	Stearns Holdings LLC(i)(l)	27,672
TOTAL WARRANTS — 0.01% (Cost $27,672)		$ 27,672
GOVERNMENT MONEY MARKET MUTUAL FUNDS
1,021,000	BlackRock FedFund Institutional Class(n), 0.00%(o)	1,021,000
1,671,000	Goldman Sachs Financial Square Government Fund Institutional Class(n), 0.02%(o)	1,671,000
1,021,000	JPMorgan U.S. Government Money Market Fund Capital Shares(n), 0.03%(o)	1,021,000
TOTAL GOVERNMENT MONEY MARKET MUTUAL FUNDS — 1.36% (Cost $3,713,000)		$ 3,713,000
Principal Amount
SHORT TERM INVESTMENTS
Repurchase Agreements — 3.30%
$3,030,793	Undivided interest of 5.43% in a repurchase agreement (principal amount/value $55,851,428 with a maturity value of $55,851,924) with RBC Capital Markets Corp, 0.08%, dated 12/31/20 to be repurchased at $3,030,793 on 1/4/21 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 6.00%, 1/5/21 - 12/20/50, with a value of $56,968,457.(n)	3,030,793

See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2020
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$3,030,793	Undivided interest of 5.56% in a repurchase agreement (principal amount/value $54,474,036 with a maturity value of $54,474,460) with Citigroup Global Markets Inc, 0.07%, dated 12/31/20 to be repurchased at $3,030,793 on 1/4/21 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 4.00%, 9/15/21 - 1/1/51, with a value of $55,563,519.(n)	$ 3,030,793
2,986,655	Undivided interest of 5.88% in a repurchase agreement (principal amount/value $50,827,140 with a maturity value of $50,827,535) with Morgan Stanley & Co LLC, 0.07%, dated 12/31/20 to be repurchased at $2,986,655 on 1/4/21 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 9.00%, 2/4/21 - 12/20/50, with a value of $51,843,750.(n)	2,986,655
TOTAL SHORT TERM INVESTMENTS — 3.30% (Cost $9,048,241)		$ 9,048,241
TOTAL INVESTMENTS — 99.34% (Cost $249,682,902)		$272,310,806
OTHER ASSETS & LIABILITIES, NET — 0.66%		$ 1,818,244
TOTAL NET ASSETS — 100.00%		$274,129,050
(a)	Amount is stated in U.S. dollars unless otherwise noted.
(b)	Adjustable rate security; interest rate is subject to change. Interest rate shown reflects the rate in effect at December 31, 2020.
(c)	All or a portion of this position has not settled as of December 31, 2020. The interest rate shown represents the stated spread over LIBOR or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point the LIBOR will be established.
(d)	All or a portion of the security is on loan at December 31, 2020.
(e)	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.
(f)	Security in bankruptcy.
(g)	Security in default.
(h)	Security has no contractual maturity date and pays an indefinite stream of interest.
(i)	Security is fair valued using significant unobservable inputs.
(j)	Zero coupon bond; the interest rate shown is the effective yield on date of purchase.
(k)	Restricted security; further details of these securities are included in a subsequent table.
(l)	Non-income producing security.
(m)	Represents less than 0.005% of net assets.
(n)	Collateral received for securities on loan.
(o)	Rate shown is the 7-day yield as of December 31, 2020.
LIBOR	London Interbank Offered Rate is the interest rate banks charge each other for short-term loans.
LP	Limited Partnership
REIT	Real Estate Investment Trust
See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2020
At December 31, 2020, the Fund held the following restricted securities:
Security	Coupon	Maturity Date	Acquisition Dates	Cost	Fair Value	Fair Value as a Percentage of Net Assets
Convertible Bonds
Everbridge Inc	0.13%	12/15/2024	12/30/2020	$298,765	$439,446	0.16%
Guess? Inc	2.00	04/15/2024	05/06/2020	168,537	194,586	0.07
Talend SA	1.75	09/01/2024	10/21/2020	214,150	232,647	0.08
				$681,452	$866,679	0.31%
At December 31, 2020, the Fund held the following over-the-counter (OTC) forward foreign currency contracts:
Counterparty	Currency Purchased	Quantity of Currency Purchased	Currency Sold	Quantity of Currency Sold	Settlement Date	Net Unrealized Depreciation
MS	USD	365	EUR	300	March 17, 2021	$(2)
SSB	USD	44,804	CAD	59,400	January 20, 2021	(1,856)
SSB	USD	347,785	EUR	285,600	March 17, 2021	(1,693)
WES	USD	3,092	CAD	4,100	January 20, 2021	(129)
					Net Depreciation	$(3,680)
Counterparty Abbreviations:
MS	Morgan Stanley & Co LLC
SSB	State Street Bank
WES	Westpac Banking
Currency Abbreviations
CAD	Canadian Dollar
EUR	Euro Dollar
USD	U.S. Dollar
See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2020
Great-West High Yield Bond Fund
ASSETS:
Investments in securities, fair value (including $12,285,128 of securities on loan)(a)	$263,262,565
Repurchase agreements, fair value(b)	9,048,241
Cash	14,769,691
Dividends and interest receivable	2,539,779
Subscriptions receivable	11,565
Receivable for investments sold	324
Total Assets	289,632,165
LIABILITIES:
Payable for director fees	5,259
Payable for investments purchased	1,700,744
Payable for other accrued fees	50,706
Payable for shareholder services fees	1,937
Payable to investment adviser	154,178
Payable to custodian	22
Payable upon return of securities loaned	12,761,241
Redemptions payable	825,348
Unrealized depreciation on forward foreign currency contracts	3,680
Total Liabilities	15,503,115
NET ASSETS	$274,129,050
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$2,681,370
Paid-in capital in excess of par	263,458,554
Undistributed/accumulated earnings	7,989,126
NET ASSETS	$274,129,050
NET ASSETS BY CLASS
Investor Class	$6,675,148
Institutional Class	$267,453,902
CAPITAL STOCK:
Authorized
Investor Class	10,000,000
Institutional Class	70,000,000
Issued and Outstanding
Investor Class	798,082
Institutional Class	26,015,615
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class	$8.36
Institutional Class	$10.28
(a) Cost of investments	$240,634,661
(b) Cost of repurchase agreements	$9,048,241
See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
Statement of Operations
For the fiscal year ended December 31, 2020
Great-West High Yield Bond Fund
INVESTMENT INCOME:
Interest	$10,818,617
Income from securities lending	50,652
Dividends	637,679
Total Income	11,506,948
EXPENSES:
Management fees	1,856,943
Shareholder services fees – Investor Class	23,626
Audit and tax fees	48,344
Custodian fees	26,442
Director's fees	20,142
Legal fees	6,016
Pricing fees	69,170
Registration fees	27,249
Shareholder report fees	855
Transfer agent fees	7,530
Other fees	2,282
Total Expenses	2,088,599
Less amount waived by investment adviser	130,578
Net Expenses	1,958,021
NET INVESTMENT INCOME	9,548,927
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments and foreign currency transactions	2,909,681
Net realized loss on forward foreign currency contracts	(21,603)
Net Realized Gain	2,888,078
Net change in unrealized appreciation on investments and foreign currency translations	14,428,281
Net change in unrealized appreciation on forward foreign currency contracts	4,039
Net Change in Unrealized Appreciation	14,432,320
Net Realized and Unrealized Gain	17,320,398
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$26,869,325
See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2020 and December 31, 2019
Great-West High Yield Bond Fund	2020	2019
OPERATIONS:
Net investment income	$9,548,927	$11,990,628
Net realized gain (loss)	2,888,078	(6,735,549)
Net change in unrealized appreciation	14,432,320	29,838,318
Net Increase in Net Assets Resulting from Operations	26,869,325	35,093,397
DISTRIBUTIONS TO SHAREHOLDERS:
From return of capital
Investor Class	-	(3,478)
Institutional Class	-	(119,270)
From return of capital	0	(122,748)
From net investment income and net realized gains
Investor Class	(252,675)	(402,334)
Institutional Class	(8,684,348)	(11,985,112)
From net investment income and net realized gains	(8,937,023)	(12,387,446)
Total Distributions	(8,937,023)	(12,510,194)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	2,228,542	1,940,095
Institutional Class	58,316,432	40,679,108
Shares issued in reinvestment of distributions
Investor Class	252,675	405,812
Institutional Class	8,684,348	12,104,382
Shares redeemed
Investor Class	(3,759,677)	(3,688,174)
Institutional Class	(79,210,679)	(52,256,137)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(13,488,359)	(814,914)
Total Increase in Net Assets	4,443,943	21,768,289
NET ASSETS:
Beginning of year	269,685,107	247,916,818
End of year	$274,129,050	$269,685,107
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class	285,574	250,699
Institutional Class	6,077,904	4,307,246
Shares issued in reinvestment of distributions
Investor Class	31,982	52,195
Institutional Class	892,198	1,278,130
Shares redeemed
Investor Class	(494,567)	(475,647)
Institutional Class	(8,361,478)	(5,596,332)
Net Decrease	(1,568,387)	(183,709)
See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST HIGH YIELD BOND FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2020	$7.84	0.26	0.57	0.83	-	(0.31)	-	(0.31)	$ 8.36	10.79%
12/31/2019	$7.23	0.34	0.69	1.03	(0.00) (d)	(0.42)	-	(0.42)	$ 7.84	14.40%
12/31/2018	$8.13	0.43	(0.74)	(0.31)	-	(0.59)	-	(0.59)	$ 7.23	(3.92%)
12/31/2017	$8.10	0.41	0.12	0.53	-	(0.50)	-	(0.50)	$ 8.13	6.62%
12/31/2016	$7.46	0.41	0.73	1.14	-	(0.50)	-	(0.50)	$ 8.10	15.54%
Institutional Class
12/31/2020	$9.56	0.35	0.71	1.06	-	(0.34)	-	(0.34)	$10.28	11.27%
12/31/2019	$8.74	0.44	0.84	1.28	(0.00) (d)	(0.46)	-	(0.46)	$ 9.56	14.73%
12/31/2018	$9.69	0.55	(0.89)	(0.34)	-	(0.61)	-	(0.61)	$ 8.74	(3.58%)
12/31/2017	$9.55	0.52	0.14	0.66	-	(0.52)	-	(0.52)	$ 9.69	7.03%
12/31/2016	$8.72	0.51	0.85	1.36	-	(0.53)	-	(0.53)	$ 9.55	15.87%
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(e)
Supplemental Data and Ratios
Investor Class
12/31/2020	$ 6,675	1.56%	1.10%	3.37%	61%
12/31/2019	$ 7,642	1.48%	1.10%	4.35%	64%
12/31/2018	$ 8,299	1.39%	1.10%	5.41%	40%
12/31/2017	$ 9,948	1.24%	1.10%	4.94%	59%
12/31/2016	$ 8,938	1.10%	1.10%	5.14%	56%
Institutional Class
12/31/2020	$267,454	0.79%	0.75%	3.71%	61%
12/31/2019	$262,043	0.78%	0.75%	4.66%	64%
12/31/2018	$239,618	0.79%	0.75%	5.76%	40%
12/31/2017	$303,972	0.78%	0.75%	5.30%	59%
12/31/2016	$285,811	0.75%	0.75%	5.48%	56%
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Amount was less than $0.01 per share.
(e)	Portfolio turnover is calculated at the Fund level.
See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST HIGH YIELD BOND FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of fifty-five funds. Interests in the Great-West High Yield Bond Fund (the Fund) are included herein. The investment objective of the Fund is to seek to obtain high current income with capital appreciation as a secondary objective when consistent with the primary objective. The Fund is diversified as defined in the 1940 Act. The Fund is available as an investment option to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Great-West Funds.
The Fund offers two share classes, referred to as Investor Class and Institutional Class shares. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Expenses incurred by Great-West Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods.
The outbreak of the novel strain of coronavirus, specifically identified as "COVID-19", has resulted in governments worldwide enacting emergency measures to combat the spread of the virus. These measures, which include the implementation of travel bans, self-imposed quarantine periods and social distancing, have caused material disruption to businesses globally resulting in an economic slowdown. Global equity markets have experienced significant volatility and weakness. Governments and central banks have reacted with significant monetary and fiscal interventions designed to stabilize economic conditions. The duration and impact of the COVID-19 outbreak is unknown at this time, as is the efficacy of the government and central bank interventions. It is not possible to reliably estimate the length and severity of these developments and the impact on the financial results and condition of the Fund in future periods.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Great-West Funds are also investment companies and accordingly follow the investment company accounting and reporting guidance of U.S. GAAP. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.

Annual Report - December 31, 2020

For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.
For private equity securities that are not traded on an exchange, an appropriate source, which may include the use of an internally developed or approved valuation model, a different external pricing vendor, or sourcing a price from a broker will be used. Valuation of these securities will be reviewed regularly by the Fair Value Pricing Committee.
Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.
Fixed income investments, including bank loans, are valued using evaluated bid prices from approved pricing services when available and appropriate based on the conditions of the market. If a price cannot be located from either the primary or secondary sources, or if the market is determined to be illiquid or inactive, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Investments in shares of the underlying mutual funds are valued at the net asset value as reported by the underlying mutual fund, which may be obtained from pricing services or other pricing sources.
Foreign equity securities are generally valued using an adjusted systematic fair value price from an independent pricing service. Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
For derivatives that are traded on an exchange, the last sale price as of the close of business of the exchange will be used. For derivatives traded over-the-counter (OTC), independent pricing services will be utilized when possible. If a price cannot be located from the primary source, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Bank Loans	Broker quotes, Loan Syndications and Trading Association daily marks, loan analytics and market news.
Corporate Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include observations of equity and credit default swap curves related to issuer.

Annual Report - December 31, 2020

Convertible Bonds, Convertible Preferred Stock, Preferred Stock	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include exchange prices.
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.
Rights, Warrants	Exchange traded close price, bids and evaluated bids.
Government Money Market Mutual Funds	Net asset value of underlying mutual fund.
Short Term Investments	Maturity date, credit quality and interest rates.
Forward Foreign Currency Contracts	Foreign currency spot and forward rates.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2020, the inputs used to value the Fund’s investments are detailed in the following table. More information regarding the sector classifications, as applicable, are included in the Schedule of Investments. There were no transfers in or out of Level 3 during the year.
	Level 1	Level 2	Level 3	Total
Assets
Investments, at fair value:
Bank Loans	$ —	$ 16,288,030	$ —	$ 16,288,030
Corporate Bonds and Notes	—	181,744,652	58	181,744,710
Convertible Bonds	—	48,501,781	—	48,501,781
Common Stock	1,812,024	2	56,480	1,868,506
Convertible Preferred Stock	1,894,902	8,754,506	—	10,649,408
Preferred Stock	446,785	—	—	446,785
Rights	—	—	22,673	22,673
Warrants	—	—	27,672	27,672
Government Money Market Mutual Funds	3,713,000	—	—	3,713,000
Short Term Investments	—	9,048,241	—	9,048,241
Total Assets	$ 7,866,711	$ 264,337,212	$ 106,883	$ 272,310,806
Liabilities
Other Financial Investments:
Forward Foreign Currency Contracts(a)	—	(3,680)	—	(3,680)
Total Liabilities	$ 0	$ (3,680)	$ 0	$ (3,680)
(a)	Forward Foreign Currency Contracts are reported at the security’s unrealized appreciation/(depreciation), which represents the change in the contract’s value from trade date
Restricted Securities
Investments in securities include issues that are restricted. A restricted security may have contractual restrictions on resale and is valued under methods approved by the Board of Directors reflecting fair value. Restricted securities are marked with an applicable footnote on the Schedule of Investments and are reported in a table following the Schedule of Investments.

Annual Report - December 31, 2020

Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Foreign Currency Translations and Transactions
The accounting records of the Fund are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.
The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. These gains and losses are included in net realized gain or loss and change in net unrealized appreciation or depreciation on the Statement of Operations.
Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.
Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid semi-annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	2020	2019
Ordinary income	$8,937,023	$12,387,446
Return of capital	-	122,748
	$8,937,023	$12,510,194

Annual Report - December 31, 2020

Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments, foreign currency adjustments and adjustments for real estate investment trusts.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$735,468
Undistributed long-term capital gains	—
Capital loss carryforwards	(15,158,039)
Post-October losses	(146,510)
Net unrealized appreciation	22,558,207
Tax composition of capital	$7,989,126
At December 31, 2020, the Fund had capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. During the year ended December 31, 2020, the Fund did not utilize any capital loss carryforwards. Details of the capital loss carryforwards as of December 31, 2020, were as follows:
No Expiration	$(15,158,039)
Total	(15,158,039)
The Fund has elected to defer to the next fiscal year the following Post-October losses:
Post-October Ordinary Losses	Post-October Capital Losses
$(146,510)	$—
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2020 were as follows:
Federal tax cost of investments	$249,748,919
Gross unrealized appreciation on investments	25,887,846
Gross unrealized depreciation on investments	(3,329,639)
Net unrealized appreciation on investments	$22,558,207
Application of Recent Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board issued ASU No. 2020-04, “Facilitation of the Effects of Reference Rate Reform on Financial Reporting (Topic 848)” (ASU No. 2020-04). ASU No. 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates scheduled to begin at the end of 2021. The temporary relief provided is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. The Fund is evaluating the impact, if any, of ASU No. 2020-04 on the financial statements.
2.  DERIVATIVE FINANCIAL INSTRUMENTS
The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates.
In pursuit of the Fund's investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risks:

Annual Report - December 31, 2020

Foreign Exchange Risk - The risk that adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received, if any. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Fund is subject to enforceable master netting agreements, or netting arrangements, with certain counterparties. These agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying offsetting mechanisms and collateral posting arrangements, if any, at pre-arranged exposure levels. Collateral or margin requirements, if any, are set by the broker or exchange clearing house for exchanged traded derivatives while collateral terms are contract specific for OTC traded derivatives.
Derivative counterparty credit risk is managed through an evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements (if any), events of default, or early termination. OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.
Forward Foreign Currency Contracts
The Fund enters into OTC forward foreign currency contracts (forward contracts) primarily to capture potential returns from changes in currency exchange rates or to reduce the risk of undesired currency exposure. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.
Forward contracts are reported in a table following the Schedule of Investments. The unrealized appreciation or depreciation is reported on the Statement of Assets and Liabilities and on the Statement of Operations within the net change in unrealized appreciation or depreciation. Upon the closing of such contract the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars is recorded as net realized gain or loss on the Statement of Operations. The Fund held an average foreign currency contracts amount of $432,867 in forward contracts for the reporting period.
Derivative Financial Instruments Categorized by Risk Exposure
Valuation of derivative investments as of December 31, 2020 is as follows:
	Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts (forwards)	Unrealized depreciation on forward foreign currency contracts	$(3,680)
The effect of derivative investments for the year ended December 31, 2020 is as follows:
	Realized Gain or (Loss)		Change in Unrealized Appreciation or (Depreciation)
Risk Exposure	Statement of Operations Location		Statement of Operations Location
Foreign exchange contracts (forwards)	Net realized loss on forward foreign currency contracts	$(21,603)	Net change in unrealized appreciation on forward foreign currency contracts	$4,039

Annual Report - December 31, 2020

3.  OFFSETTING ASSETS AND LIABILITIES
The Fund enters into derivative transactions with several approved counterparties. Certain transactions are effected under agreements which include master netting arrangements which provide for the netting of payment obligations and/or netting in situations of counterparty default. The following table summarizes the Fund's financial investments that are subject to an enforceable master netting arrangement at December 31, 2020.
Investments:	Gross Amount Presented in the Statement of Assets and Liabilities (a)	Financial Investments Available for Offset	Financial Investments Collateral Received	Cash Collateral Pledged (Received)	Net Amount
Derivative Liabilities (forward contracts)	$(3,680)	$—	$—	$—	$(3,680)
(a) OTC derivatives are reported gross on the Statement of Assets and Liabilities.

4.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds has entered into an investment advisory agreement with Great-West Capital Management, LLC (GWCM) (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.72% of the Fund’s average daily net assets up to $1 billion dollars, 0.67% of the Fund’s average daily net assets over $1 billion dollars and 0.62% of the Fund’s average daily net assets over $2 billion dollars. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement.
The Adviser has contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.75% of the Fund’s average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder service fees and certain extraordinary expenses (the “Expense Limit”). The agreement’s current term ends on April 30, 2021 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. The amount waived or reimbursed, if any, is reflected in the Statement of Operations.
The Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed by the Fund in future periods, not exceeding three years following the particular waiver/reimbursement, provided the total annual operating expenses of each Class of the Fund plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment. At December 31, 2020, the amounts subject to recoupment were as follows:
Expires December 31, 2021	Expires December 31, 2022	Expires December 31, 2023	Recoupment of Past Reimbursed Fees by the Adviser
$146,075	$113,543	$130,578	$0
The Adviser and Great-West Funds have entered into a sub-advisory agreement with Putnam Investment Management, LLC an affiliate of the Adviser and GWL&A. The Adviser is responsible for compensating the Sub-Adviser for its services.
The Adviser is responsible for compensating Putnam, which receives monthly compensation for its services at the annual rate of 0.35% of the average daily net asset value.
Effective April 29, 2020, Great-West Funds entered into a shareholder services agreement with Empower Retirement, LLC (Empower), an affiliate of GWCM and subsidiary of GWL&A. Pursuant to the shareholder services agreement, Empower provides various recordkeeping, administrative and shareholder services to shareholders and receives from the Investor Class shares of the Fund a fee equal to 0.35% of the average daily net asset value of the applicable share class. Prior to April 29, 2020, GWL&A provided the Shareholder Services pursuant to an agreement between Great-West Funds and GWL&A.
GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund.

Annual Report - December 31, 2020

Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds. The total compensation paid to the independent directors with respect to all fifty-five funds for which they serve as directors was $1,041,000 for the fiscal year ended December 31, 2020.
5.  PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $151,335,043 and $159,237,312, respectively. For the same period, there were no purchases or sales of long-term U.S. Government securities.
6.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The fair value of the loaned securities is determined daily at the close of business of the Fund and necessary collateral adjustments are made between the Fund and its counterparties on the next business day through the delivery or receipt of additional collateral. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2020, the Fund had securities on loan valued at $12,285,128 and received collateral as reported on the Statement of Assets and Liabilities of $12,761,241 for such loan which was invested in Repurchase Agreements collateralized by U.S. Government or U.S. Government Agency securities and Government Money Market Mutual Funds. The Repurchase Agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.
Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. The following table summarizes the cash collateral liability under the securities lending agreement by class of securities loaned as of December 31, 2020. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.
Security lending transactions	Total (a)
Corporate Bonds and Notes	$8,551,990
Convertible Bonds	1,256,170
Common Stocks	514,427
Convertible Preferred Stock	2,438,654
Total secured borrowings	$12,761,241
(a)	The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.
7.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
8.  SUBSEQUENT EVENTS
Management has reviewed all events subsequent to December 31, 2020, including the estimates inherent in the process of preparing these financial statements through the date the financial statements were issued. No subsequent events requiring adjustments or disclosures have occurred.

Annual Report - December 31, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of Great-West Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West High Yield Bond Fund (the “Fund”), one of the funds of Great-West Funds, Inc., as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian, agent banks, and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
February 23, 2021
We have served as the auditor of one or more Great-West investment companies since 1982.

TAX INFORMATION (unaudited)
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2020, 6% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 77	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Manager, 6K Ranch, LLC; and former Director, Guaranty Bancorp	55	N/A
James A. Hillary*** 8515 East Orchard Road, Greenwood Village, CO 80111 57	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Founder, Chairman and Chief Executive Officer, Independence Capital Asset Partners, LLC (“ICAP”); Member, Fios Partners LLC, Fios Holdings LLC; Sole Member, Fios Companies LLC, Resolute Capital Asset Partners; Manager, Applejack Holdings, LLC; and Manager and Member, Prestige Land Holdings, LLC	55	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 61	Independent Director	Since 2017	Director, Prima Capital Holdings; ALPS Fund Services; Colorado State Housing Board; Regional Center Task Force; Counseling and Education Center; and former Director, Grand Junction Housing Authority	55	N/A
Steven A. Lake***** 8515 East Orchard Road, Greenwood Village, CO 80111 66	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; and Executive Member, Sage Enterprise Holdings, LLC	55	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 77	Independent Director	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; and former Director, Guaranty Bancorp	55	N/A
Interested Directors******
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 37	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, Empower Retirement, LLC ("Empower"); Chairman, President & Chief Executive Officer, Great-West Capital Management, LLC ("GWCM"); formerly, Vice President, Great-West Funds Investment Products and Advised Assets Group, LLC ("AAG")	55	N/A
Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 37	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, Empower; Chairman, President & Chief Executive Officer, GWCM; formerly, Vice President, Great-West Funds Investment Products and AAG	55	N/A
Katherine Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 64	Chief Compliance Officer	Since 2016	Chief Compliance Officer, AAG and GWCM; formerly, Vice President & Chief Compliance Officer, Mutual Funds, AIG, Consumer Insurance	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 46	Vice President, Counsel & Secretary	Since 2010 (as Counsel & Secretary) Since 2016 (as Vice President)	Associate General Counsel, Corporate & Investments, Empower; Associate General Counsel & Associate Secretary, Great-West Life & Annuity Insurance Company ("GWL&A"); Secretary, Audit Committee, Great-West Life & Annuity Insurance Company of New York ("GWL&A of NY"); Vice President, Counsel & Secretary, AAG, GWCM, and GWFS Equities, Inc.	N/A	N/A
Mary C. Maiers 8515 East Orchard Road, Greenwood Village, CO 80111 53	Chief Financial Officer & Treasurer	Since 2008 (as Treasurer) Since 2011 (as Chief Financial Officer)	Vice President, Investment Accounting & Global Middle Office, Empower; Vice President and Treasurer, Great-West Trust Company, LLC ("GWTC"); Chief Financial Officer & Treasurer, GWCM	N/A	N/A
Adam J. Kavan 8515 East Orchard Road, Greenwood Village, CO 80111 34	Senior Counsel & Assistant Secretary	Since 2019	Senior Counsel, Corporate & Investments, Empower; Senior Counsel & Assistant Secretary, GWCM, GWTC, and AAG	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 53	Assistant Treasurer	Since 2007	Director, Investment Operations, Empower; Assistant Treasurer, GWCM; Director and Assistant Treasurer, GWTC	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 45	Assistant Treasurer	Since 2016	Assistant Vice President, Fund Administration, Empower; Assistant Treasurer, GWCM; Assistant Vice President & Assistant Treasurer, GWTC	N/A	N/A
* A Director who is not an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the 1940 Act) is referred to as an “Independent Director.”

** Each Director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. The remaining Independent Directors determined that Ms. Klapper and Mr. McConahey should continue on the Board until at least May 1, 2021. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
*** Mr. Hillary is the Founder, Chairman and Chief Executive Officer of ICAP and sole member of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. LLC has a prime brokerage and institutional trading relationship with ICAP and is the clearing agent and custodian for Resolute Capital Asset Partners Fund I L.P., the general partner of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. LLC is the parent company of Goldman Sachs Asset Management, LP, the Sub-Adviser of the Great-West Mid Cap Value and Great-West Inflation-Protected Securities Funds. ICAP was previously a sub-adviser, and Mr. Hillary was a portfolio manager to the Franklin K2 Alternative Strategies Fund and the FTIF Franklin K2 Alternative Strategies Fund, which are funds offered by an affiliate of both Franklin Advisers, Inc., a Sub-Adviser of the Great-West Global Bond Fund, and Franklin Templeton Institutional, LLC, a Sub-Adviser of the Great-West International Growth Fund. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hillary receives no special treatment due to the relationship.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hudner has personal investments in the following: (i) a mutual fund advised by Massachusetts Financial Services Company, a Sub-Adviser of the Great-West International Value Fund, (ii) a mutual fund advised by Virtus Investment Advisers, Inc., an affiliate of Newfleet Asset Management, LLC, a Sub-Adviser of the Great-West Multi-Sector Bond Fund, and (iii) a mutual fund advised by Lazard Asset Management LLC, a Sub-Adviser of the Great-West Emerging Markets Equity Fund. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
***** Mr. Lake has personal investments in a mutual fund sub-advised by T. Rowe Price Associates, Inc., a Sub-Adviser of the Great-West Large Cap Value and Great-West T. Rowe Price Mid Cap Growth Funds. Mr. Lake receives no special treatment due to his ownership of such mutual fund.
****** An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the 1940 Act) by virtue of their affiliation with GWCM.
There are no arrangements or understandings between any Director or officer and any other person(s) pursuant to which s/he was elected as Director or officer.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.greatwestfunds.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. Previously, Great-West Funds filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Great-West Funds’ Forms N-PORT and N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 831-7129, and of the Securities and Exchange Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.
Funds' Liquidity Risk Management Program
The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 under the Investment Company Act. The program is designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short and long-term cash flow projections, and its cash holdings and access to other funding sources. The Funds’ Board of Directors approved the designation of the Great-West Capital Management, LLC (the “Adviser”) Liquidity Risk Management Committee as the administrator of the liquidity risk management program. The Liquidity Risk Management Committee includes representatives from the Adviser’s Risk, Trading, Investment Valuation, and Regulatory Compliance departments and is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding, among other things, the program’s operation, adequacy and effectiveness. The Liquidity Risk Management Committee reassessed each Fund’s liquidity risk profile, considering additional data gathered through May 2020 and the adequacy and effectiveness of the liquidity risk management program’s operations since its inception in December 2018 (the “covered period”) in order to prepare a written report to the Board of Directors for review at its meeting held on June 11, 2020. The report stated that:
(i) the program performed well during the covered period and meets the needs and profile of the Funds,
(ii) the Funds benefit from the stability of their shareholder base,
(iii) the selection of two vendors to supply liquidity measurement products has proven to be extremely helpful,
(iv) no changes were proposed to the program as of the date of the report, and
(v) no Fund approached the internal triggers set by the Liquidity Risk Management Committee or the regulatory percentage limitation (15%) on holdings in illiquid investments.
The report also stated that it continues to be appropriate to not set a “highly liquid investment minimum” for any Funds because the Funds primarily hold “highly liquid investments” and reviewed the changes to the program since inception.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Code of Ethics required by Item 2 of Form N-CSR is incorporated by reference to registrant's Form N-CSRs filed on February 27, 2020 (File No. 2-75503) .
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $1,122,930 for fiscal year 2019 and $1,026,559 for fiscal year 2020.
(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $60,000 for fiscal year 2019 and $60,000 for fiscal year 2020. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2019 and $0 for fiscal year 2020.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2019 equaled $1,556,795 and for fiscal year 2020 equaled $2,132,450.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12. DISCLOSURE OF LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)  Not applicable.
ITEM 13. EXHIBITS.
(a)   (1) Code of Ethics required by Item 2 of Form N-CSR is incorporated by reference to registrant's Form N-CSRs filed on February 27, 2020 (File No. 2-75503) .
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(4) Not applicable.
(b)   A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT-WEST FUNDS, INC.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 23, 2021
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 23, 2021
By:	/s/ Mary C. Maiers

Mary C. Maiers
Chief Financial Officer & Treasurer
Date:February 23, 2021